SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 23, 2003

                             ALAMOSA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)

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          Delaware                       0-32357                  75-2890997
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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                   5225 S. Loop 289, Lubbock, Texas           79424
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               (Address of Principal Executive Offices)     (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (806) 722-1100

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On October 23, 2003, Alamosa Holdings, Inc. ("ALMO") issued a press release announcing its third quarter customer results and its earnings release and conference call schedule. The press release is attached as Exhibit 99.1 to this Form 8-K and is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 23, 2003

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer
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                                  EXHIBIT INDEX

      99.1        Release dated October 23, 2003.